As Filed with the Securities and Exchange Commission on August 27, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 23, 2004

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

-------------------------------------------------------------

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
==========================================================

ITEM 8.01. OTHER EVENTS.

(a)      4¼% Senior Notes, due October 2010

          By action dated August 23, 2004, a Committee previously appointed by the Board of Directors of the Registrant (the "Committee"), approved the public offering of an aggregate principal amount of $750,000,000 of the Registrant's 4¼% Senior Notes, due October 2010 (the "Notes"), to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of the Committee with respect to the Notes are included as a part of Exhibit 99.1 hereto.

         On August 23, 2004, the Registrant entered into an underwriting agreement with the various Underwriters (the "Underwriting Agreement") for the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated April 14, 2004 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated August 23, 2004. The Underwriting Agreement is included as Exhibit 1.1 hereto.

         The Notes were issued on August 23, 2004 pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-112708, as amended ("Registration No. 333-112708"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. Registration No. 333-112708 registered up to $30,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

(b)     Third Supplemental Indenture

         Effective July 28, 2004, the Committee approved and authorized the execution and delivery of a Third Supplemental Indenture amending and supplementing the Senior Securities Indenture dated as of January 1, 1995 between the Registrant and The Bank of New York, as trustee. The Third Supplemental Indenture is included as Exhibit 4.2 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

 The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated August 23, 2004 with respect to the offering of the 4¼% Senior Notes, due October 2010
4.1	Form of 4¼% Senior Note, due October 2010
4.2	Third Supplemental Indenture dated July 28, 2004 between Registrant and The Bank of New York, as trustee
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4¼% Senior Notes, due October 2010
99.1	Resolutions dated August 23, 2004 of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 4¼% Senior Notes, due October 2010
99.2	News Release disseminated on August 23, 2004 regarding the sale of the 4¼% Senior Notes, due October 2010

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 BANK OF AMERICA CORPORATION

                                                                                 By: /s/ TERESA M. BRENNER
                                                                                            TERESA M. BRENNER
                                                                                            Associate General Counsel

Dated: August 27, 2004

INDEX TO EXHIBITS
EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated August 23, 2004 with respect to the offering of the 4¼% Senior Notes, due October 2010
4.1	Form of 4¼% Senior Note, due October 2010
4.2	Third Supplemental Indenture dated July 28, 2004 between Registrant and The Bank of New York, as trustee
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 4¼% Senior Notes, due October 2010
99.1	Resolutions dated August 23, 2004 of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 4¼% Senior Notes, due October 2010
99.2	News Release disseminated on August 23, 2004 regarding the sale of the 4¼% Senior Notes, due October 2010